EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Treasurer and Chief Financial Officer of Optimal Group Inc. (the “Company”), does hereby certify that to the best of the undersigned’s knowledge:

1)

the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the “Report”), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 4, 2005	/s/ Gary S. Wechsler
Gary S. Wechsler
Treasurer and
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of this report or as a separate disclosure document.